    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 24, 1997

                                              REGISTRATION NO. 333 - 23569
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ----------------
                                POST-EFFECTIVE
                                AMENDMENT NO. 1
                                      TO
                                   FORM S-4
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------
                         SOUTHERN NATIONAL CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     NORTH CAROLINA                  6060                    56-0939887
     (STATE OR OTHER     (PRIMARY STANDARD INDUSTRIAL     (I.R.S. EMPLOYER
      JURISDICTION        CLASSIFICATION CODE NUMBER)  IDENTIFICATION NUMBER)
   OF INCORPORATION OR
      ORGANIZATION)

                            200 WEST SECOND STREET
                      WINSTON-SALEM, NORTH CAROLINA 27101
                                (910) 733-2000
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            JERONE C. HERRING, ESQ.
                       200 WEST SECOND STREET, 3RD FLOOR
                      WINSTON-SALEM, NORTH CAROLINA 27101
                                (910) 733-2180
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                               ----------------

                PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

  (a) The following document is filed as an exhibit to this registration statement on Form S-4:

 EXHIBIT NO.                             DESCRIPTION
 ----------- ------------------------------------------------------------------

    24       Power of Attorney


                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-4 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT ON FORM S-4 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF WINSTON-SALEM, STATE OF NORTH CAROLINA, ON MARCH 24, 1997.

                                         Southern National Corporation


                                         By:      /s/ Jerone C. Herring
                                            ----------------------------------
                                            JERONE C. HERRING EXECUTIVE VICE
                                                PRESIDENT AND SECRETARY

  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on March 24, 1997.

             SIGNATURE                       TITLE

       /s/ John A. Allison IV         Chairman of the
------------------------------------   Board and Chief
         JOHN A. ALLISON IV            Executive Officer
                                       (principal
                                       executive officer)

         /s/ Scott E. Reed            Senior Executive
------------------------------------   Vice President and
           SCOTT E. REED               Chief Financial
                                       Officer (principal
                                       financial officer)

       /s/ Sherry A. Kellett          Executive Vice
------------------------------------   President and
         SHERRY A. KELLETT             Controller
                                       (principal
                                       accounting
                                       officer)

         Paul B. Barringer*                  Director
------------------------------------
         PAUL B. BARRINGER

      W. R. Cuthbertson, Jr.*                Director
------------------------------------
       W. R. CUTHBERTSON, JR.

          Ronald E. Deal*                    Director
------------------------------------
           RONALD E. DEAL

                 SIGNATURE                      TITLE

         A. J. Dooley, Sr.*                   Director
-------------------------------------
          A. J. DOOLEY, SR.

         Joe L. Dudley, Sr.*                  Director
-------------------------------------
         JOE L. DUDLEY, SR.

            Tom D. Efird*                     Director
-------------------------------------
            TOM D. EFIRD

        O. William Fenn, Jr.*                 Director
-------------------------------------
        O. WILLIAM FENN, JR.

         Paul S. Goldsmith*                   Director
-------------------------------------
          PAUL S. GOLDSMITH

                                              Director
-------------------------------------
         L. VINCENT HACKLEY

          Ernest F. Hardee*                   Director
-------------------------------------
          ERNEST F. HARDEE

       Richard Janeway, M.D.*                 Director
-------------------------------------
        RICHARD JANEWAY, M.D.

                                              Director
-------------------------------------
       J. ERNEST LATHEM, M.D.

          James H. Maynard*                   Director
-------------------------------------
          JAMES H. MAYNARD

       Joseph A. McAleer, Jr.*                Director
-------------------------------------
       JOSEPH A. MCALEER, JR.

              SIGNATURE                         TITLE

         Albert O. McCauley*                  Director
-------------------------------------
         ALBERT O. MCCAULEY

        Dickson McLean, Jr.*                  Director
-------------------------------------
         DICKSON MCLEAN, JR.

         Charles E. Nichols*                  Director
-------------------------------------
         CHARLES E. NICHOLS

         L. Glenn Orr, Jr.*                   Director
-------------------------------------
          L. GLENN ORR, JR.

         A. Winniett Peters*                  Director
-------------------------------------
         A. WINNIETT PETERS

                                              Director
-------------------------------------
         RICHARD PLAYER, JR.

      C. Edward Pleasants, Jr.*               Director
-------------------------------------
      C. EDWARD PLEASANTS, JR.

           Nido R. Qubein*                    Director
-------------------------------------
           NIDO R. QUBEIN

                                              Director
-------------------------------------
        A. TAB WILLIAMS, JR.


*By:      Jerone C. Herring
  ---------------------------------
          Jerone C. Herring
          Attorney-in-Fact